UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

______________________________

CoinShares Valkyrie Bitcoin Fund

(Exact name of registrant as specified in its charter)

Delaware	001-41909	86-6430837
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

437 Madison Avenue, 28th Floor New York, NY (Address of principal executive offices)	10022 (zip code)

Registrant’s telephone number, including area code: (646) 308-1518

CoinShares Valkyrie Bitcoin Fund

320 Seven Springs Way, Suite 250

Brentwood, TN 37027

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest of CoinShares Valkyrie Bitcoin Fund	BRRR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Jared Demark

Jared Demark, having provided notice of his resignation, shall cease serving as chief executive officer (principal executive officer) of CoinShares Co. (the “Sponsor”). A previous Current Report on Form 8-K identified the effective date of Jared Demark’s departure as September 30, 2024, which has been brought forward to August 30, 2024 (the “Effective Date”).

Appointment of Jean-Marie Mognetti

In connection with Jared Demark’s resignation as principal executive officer of the Sponsor, on the Effective Date, Jean-Marie Mognetti will serve as principal executive officer of the Sponsor.

Jean-Marie Mognetti, Principal Executive Officer

Jean-Marie Mognetti is the CEO and Co-founder of CoinShares International Limited (“CoinShares”), a leading European investment company specializing in digital assets. CoinShares is the parent company of the Sponsor. Mr. Mognetti holds a Masters in Mathematical Trading and Finance from Sir John Cass Business School. He is a seasoned commodity trader, having developed advanced expertise in areas such as quantitative analysis, risk management, and alpha generation. His skills extend to managing trading programs focused on macroeconomic commodities, notably cryptocurrencies. Before co-founding CoinShares in 2014, Mr. Mognetti served as a quantitative trader at Hermes Commodities Fund Managers. His role there was instrumental in establishing and implementing trading strategies based on rigorous quantitative risk management approaches.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2024	CoinShares Valkyrie Bitcoin Fund CoinShares Co., as Sponsor of the CoinShares Valkyrie Bitcoin Fund

	By:	/s/ Jared Denmark
	Name	Jared Denmark
	Title:	Principal Executive Officer